SCHEDULE 14C

(RULE 14C-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.)

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BRIGHTHOUSE FUNDS TRUST I

(Name of Registrant As Specified in Its Charter)

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BRIGHTHOUSE FUNDS TRUST I

One Financial Center

Boston, Massachusetts 02111

March 12, 2018

Dear Contract Owner:

The accompanying information statement provides information about a change in the subadviser of Victory Sycamore Mid Cap Value Portfolio (formerly, Invesco Mid Cap Value Portfolio) (the “Portfolio”), a series of Brighthouse Funds Trust I (formerly, Met Investors Series Trust). Effective December 15, 2017, Victory Capital Management Inc. (“Victory”) became subadviser to the Portfolio. In addition, the name of the Portfolio and the Portfolio’s principal investment strategies were changed at that time. For more information regarding these changes, please see the supplement dated December 5, 2017 to the Portfolio’s prospectus dated May 1, 2017, attached as Exhibit 1 to the accompanying information statement. You are receiving the accompanying information statement because some or all of the value of your variable annuity or variable life insurance contract was invested in the Portfolio as of December 15, 2017.

The accompanying information statement is for your information only. You do not need to do anything in response to this information statement.

Sincerely,

Kristi Slavin
President
Brighthouse Funds Trust I

BRIGHTHOUSE FUNDS TRUST I

Victory Sycamore Mid Cap Value Portfolio

(formerly, Invesco Mid Cap Value Portfolio)

One Financial Center

Boston, Massachusetts 02111

INFORMATION STATEMENT

Important Notice Regarding the Availability of this Information Statement

This Information Statement is available online at

www.brighthousefinancial.com/variablefunds

The primary purpose of this Information Statement is to provide you with information about a change of the subadviser to Victory Sycamore Mid Cap Value Portfolio (formerly, Invesco Mid Cap Value Portfolio) (the “Portfolio”), a series of Brighthouse Funds Trust I (formerly, Met Investors Series Trust) (the “Trust”). Effective December 15, 2017, Victory Capital Management Inc. (“Victory”) replaced Invesco Advisers, Inc. (“Invesco”) as subadviser to the Portfolio. This Information Statement is being mailed beginning on or about March 14, 2018 to the Portfolio’s Contract Owners of record as of the close of business on December 15, 2017 (the “Record Date”). The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended. The Trust’s most recent annual and semiannual reports are available upon request without charge by writing the Trust at the above address or calling the Trust toll-free at 1-800-638-7732.

Brighthouse Investment Advisers, LLC (formerly, MetLife Advisers, LLC) (“BIA”) serves as investment adviser to the Portfolio pursuant to a management agreement dated August 4, 2017 between the Trust and BIA (the “Management Agreement”). Prior to August 4, 2017, BIA served as the Portfolio’s investment adviser pursuant to a management agreement dated December 8, 2000, as amended from time to time, between the Trust and BIA relating to the Portfolio, which terminated automatically upon the change in control of BIA resulting from the separation of BIA from its former parent company, MetLife, Inc., on August 4, 2017 (the “Separation”). Brighthouse Securities, LLC (the “Distributor”), an affiliate of BIA, serves as the distributor to the Trust. Prior to March 6, 2017, the Trust’s distributor was MetLife Investors Distribution Company (“MLIDC”). For the fiscal year ended December 31, 2017, the Portfolio paid to MLIDC and the Distributor fees in the amount of $358,998 and $1,607,305, respectively. BIA is located at One Financial Center Boston, Massachusetts 02111. The Distributor is located at 11225 North Community House Road, Charlotte, North Carolina 28277. State Street Bank and Trust Company is the administrator of the Trust and is located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that all agreements under which persons serve as investment advisers or investment subadvisers to investment companies be approved by shareholders. The Securities and Exchange Commission (the “SEC”) has granted exemptive relief to the Trust and BIA (the “Order”) that generally permits BIA, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the Order. The Portfolio may not rely on the Order with respect to subadvisers that are affiliated with BIA. One of the conditions of the Order is that within ninety days after entering into a new or amended investment subadvisory agreement with a new subadviser without shareholder approval, the Portfolio must provide an information statement to its shareholders setting forth substantially the information that would be required to be contained in a proxy statement for a meeting of shareholders to vote on the approval of the agreement. This Information Statement is being provided to you to satisfy this condition of the Order.

THIS INFORMATION STATEMENT IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.	Introduction

Prior to December 15, 2017, Invesco served as subadviser to the Portfolio pursuant to an investment subadvisory agreement dated August 4, 2017, by and between BIA and Invesco (the “Previous Subadvisory Agreement”). At an in-person meeting of the Board of Trustees of the Trust (the “Board”) held on November 28-30, 2017 (the “November Meeting”), the Board (including a majority of Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Trust, BIA, Victory, Invesco or the Distributor (the “Independent Trustees”)) approved a new investment subadvisory agreement between BIA and Victory with respect to the Portfolio, which took effect as of December 15, 2017 (the “New Subadvisory Agreement”). For a discussion regarding the factors considered in approving the New Subadvisory Agreement and Victory to serve as subadviser to the Portfolio, see Section III below. In connection with the appointment of Victory as subadviser to the Portfolio, the Previous Subadvisory Agreement was terminated as of December 15, 2017, and as of that date, Invesco no longer served as subadviser to the Portfolio. As discussed below, there are various differences between the Previous Subadvisory Agreement and the New Subadvisory Agreement. As with the Previous Subadvisory Agreement, the Portfolio does not pay the subadvisory fee under the New Subadvisory Agreement. BIA continues to serve as the Portfolio’s investment adviser pursuant to the Management Agreement between the Trust and BIA relating to the Portfolio.

The Portfolio’s initial shareholder approved a subadvisory agreement with respect to the Portfolio on December 8, 2000 in connection with the initial appointment of Lord, Abbett & Co. LLC as subadviser to the Portfolio. Effective October 1, 2013, Invesco replaced the former subadviser to the Portfolio pursuant to a new subadvisory agreement between MetLife Advisers, LLC (a predecessor to BIA) and Invesco dated October 1, 2013 (the “Pre-Separation Subadvisory Agreement”), which was approved by the Board (including a majority of the Independent Trustees) in reliance on the Order. Prior to August 4, 2017, Invesco served as the Portfolio’s subadviser pursuant to the Pre-Separation Subadvisory Agreement, which terminated automatically upon the Separation. The terms of the Pre-Separation Subadvisory Agreement were identical to the Previous Subadvisory Agreement. Unless otherwise noted, all references to the Previous Subadvisory Agreement in this Information Statement include the Pre-Separation Subadvisory Agreement.

As a result of the approval of the New Subadvisory Agreement, effective December 15, 2017, Victory replaced Invesco as the subadviser to the Portfolio. Supplements to the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information were filed to reflect the change of subadviser. Unless otherwise noted in the supplements, all references to Invesco with respect to the Portfolio in the Summary Prospectus, Prospectus, and Statement of Additional Information, as amended, relating to the Portfolio were replaced with Victory, as appropriate.

II.	The Previous and New Subadvisory Agreements

The Previous Subadvisory Agreement

The Previous Subadvisory Agreement provided that it would remain in effect for a period of one year from the effective date and would continue in effect for successive periods of one year thereafter only so long as the Board, including a majority of the Independent Trustees, or a majority of the outstanding voting securities of the Portfolio specifically approved its continuance at least annually. The Previous Subadvisory Agreement could be terminated at any time, without the payment of any penalty, by the Board, by BIA or by the vote of a majority of the outstanding voting securities of the Portfolio upon sixty days’ prior written notice to Invesco, or by Invesco upon ninety days’ prior written notice to BIA, or upon shorter notice as mutually agreed upon. The Previous Subadvisory Agreement also included a provision that caused it to terminate automatically in the event of its assignment or in the event that the Management Agreement between BIA and the Trust was terminated for any reason.

The Previous Subadvisory Agreement also generally provided that absent willful misconduct, bad faith, reckless disregard or gross negligence of Invesco in the performance of any of its duties or obligations under the Previous Subadvisory Agreement, Invesco would not be liable for any act or omission in the course of, or connected with, rendering services under the Previous Subadvisory Agreement.

Under the Previous Subadvisory Agreement, BIA paid a subadvisory fee to Invesco, based on the average daily net assets of the Portfolio, consisting of a monthly fee computed at the annual rate of 0.450% of the first $200 million of the Portfolio’s average daily net assets, 0.400% of the next $300 million and 0.350% of such assets over $500 million. The breakpoints applied until assets reached $750 million. When the Portfolio’s assets were at or above $750 million and below or equal to $1.4 billion, then the subadvisory fee rate for the Portfolio became 0.375% on all assets of the Portfolio. When the Portfolio’s assets exceeded $1.4 billion, the subadvisory fee breakpoints set forth in the first sentence of this paragraph applied again at the levels specified. For the period during fiscal year ended December 31, 2017 for which Invesco acted as subadviser to the Portfolio, BIA paid Invesco $3,837,139 in aggregate subadvisory fees with respect to the Portfolio.

The Previous Subadvisory Agreement was last approved by the Board, including by a separate vote of the Independent Trustees, at a meeting held on November 15-16, 2016.

The New Subadvisory Agreement

The New Subadvisory Agreement for the Portfolio with respect to Victory is attached as Exhibit 2 to this Information Statement. The material differences in the terms of the New Subadvisory Agreement and the Previous Subadvisory Agreement are described below under “Material Differences between the Previous Subadvisory Agreement and the New Subadvisory Agreement.”

The New Subadvisory Agreement provides that it will remain in effect for a period of one year from the effective date, and thereafter for successive periods of one year only so long as the Board, including a majority of the Independent Trustees, or a majority of the outstanding voting securities of the Portfolio, specifically approves its continuance at least annually. The New Subadvisory Agreement can be terminated at any time, without the payment of any penalty, by the Board, by BIA, or by the vote of a majority of the outstanding voting securities of the Portfolio upon sixty days’ prior written notice to Victory, or by Victory upon ninety days’ prior written notice to BIA, or upon shorter notice as mutually agreed upon. The New Subadvisory Agreement will terminate automatically and immediately in the event of its assignment, except as otherwise provided by any rule of, or action by, the SEC, and in the event that the Management Agreement between BIA and the Trust is terminated for any reason.

The New Subadvisory Agreement also generally provides that absent willful misconduct, bad faith, reckless disregard or gross negligence of Victory in the performance of any of its duties or obligations under the New Subadvisory Agreement, Victory will not be liable for any act or omission in the course of, or connected with, rendering services under the New Subadvisory Agreement.

Subadvisory Fee

Under the New Subadvisory Agreement, BIA pays a subadvisory fee to Victory, based on the average daily net assets of the Portfolio, consisting of a monthly fee computed at the annual rate of 0.34% on the first $200 million of such assets, 0.32% on the next $200 million of such assets, and 0.29% on such assets over $400 million. Effective December 15, 2017, BIA has voluntarily agreed to waive a portion of its investment advisory fee to reflect the savings from the difference between the subadvisory fee payable by BIA to Victory and the subadvisory fee previously payable by BIA to Invesco. This voluntary advisory fee waiver may be terminated by BIA at any time.

For the fiscal year ended December 31, 2017, BIA paid Invesco $3,837,139 in aggregate subadvisory fees with respect to the Portfolio under the Previous Subadvisory Agreement. If the New Subadvisory Agreement had been in effect during the same period of the fiscal year ended December 31, 2017, the fee payable by BIA to Victory would have been $3,209,395. The difference between such amounts is $627,744, which represents a decrease of 16%.

As with the Previous Subadvisory Agreement, the Portfolio does not pay the subadvisory fees under the New Subadvisory Agreement. Under the Management Agreement between the Trust and BIA relating to the Portfolio, the fees payable to BIA by the Portfolio at current asset levels, before consideration of effect of any voluntary advisory fee waiver by BIA, are the same as they were when Invesco subadvised the Portfolio.

Effective Date

The New Subadvisory Agreement was approved by the Board, including by a separate vote of the Independent Trustees, at the November Meeting, and its effective date was as of December 15, 2017.

Material Differences between the Previous Subadvisory Agreement and the New Subadvisory Agreement

Below is a summary description of other material differences between the Previous Subadvisory Agreement and the New Subadvisory Agreement, in addition to those described above (e.g., subadviser, subadvisory fee).

The Previous Subadvisory Agreement contained provisions that allowed Invesco to determine fair market values of the Portfolio’s investments in accordance with its own policies and procedures, rather than BIA’s polices and procedures, for purposes of quarterly tax diversification testing and excluded from Invesco’s testing obligation assets and liabilities of the Portfolio that were not managed by Invesco. The New Subadvisory Agreement does not contain comparable provisions.

The Previous Subadvisory Agreement contained a provision under which BIA and Invesco acknowledged that Invesco was not the tax advisor, compliance, pricing or fund accounting agent for the Portfolio and, accordingly, Invesco was to perform such services only based on the ordinary-course records of the Portfolio maintained by Invesco and the instructions of BIA. The New Subadvisory Agreement does not contain a comparable provision.

In addition, the New Subadvisory Agreement contains provisions for which there were no comparable provisions under the Previous Subadvisory Agreement, including provisions:

•	allowing the Portfolio to use the name of Victory for thirty days following the termination of the New Subadvisory Agreement; and

•

providing that Victory shall not be responsible for complying with any change in the fundamental and non-fundamental investment policies and restrictions or any new or amended procedures until such changes or new procedures have been communicated to it.

The New Subadvisory Agreement also expands the mutually applicable confidentiality provisions contained in the Previous Subadvisory Agreement to permit disclosure of confidential information to employees, agents, and representatives of either party on a “need-to-know” basis to the extent necessary in connection with the New Subadvisory Agreement or as required by law, rule or regulation. The Previous Subadvisory Agreement allowed such disclosure only with the other party’s consent or as required by law, rule or regulation.

III.	Board Considerations

At the November Meeting, the Board, including a majority of the Independent Trustees, approved the New Subadvisory Agreement. In making that approval, the Board reviewed a variety of materials provided by BIA and Victory relating to the Portfolio, including, but not limited to, comparative fee and expense information, performance information for the Portfolio’s proposed strategy, and other information regarding the nature, extent and quality of services to be provided by Victory under the New Subadvisory Agreement. The Independent Trustees assessed a report provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees, and other information provided by, or at the direction of, BIA and Victory, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in executive session. Prior to voting to approve the New Subadvisory Agreement at the Meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed initial approval of the New Subadvisory Agreement. The Board received a presentation from BIA regarding the Portfolio during the Meeting at which representatives of BIA responded to questions from the Independent Trustees. The Board met with Victory at the Meeting as well as at a telephonic meeting of the Board held on November 20, 2017, to receive presentations regarding, among other things, Victory’s investment approach, performance history, investment personnel, organizational structure and firm governance, financial condition, ownership structure, and strategic plan. The Independent Trustees also discussed the proposed initial approval of the New Subadvisory Agreement in executive session with their independent legal counsel at which no representatives of management were present.

Information furnished and reviewed specifically in connection with the approval process included, but was not limited to, a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined comparative fees and performance of Victory. Also, the Board reviewed the responses to wide-ranging questions relating to the business, operations and performance of Victory that Victory had prepared specifically for the approval process.

In considering whether to approve the New Subadvisory Agreement, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolio by Victory; (2) Victory’s personnel and operations; (3) the financial condition of Victory; (4) the level and method of computing the Portfolio’s proposed sub-advisory fees; (5) any “fall-out” benefits to BIA, Victory and their affiliates (i.e., ancillary benefits realized by BIA, Victory or their affiliates from BIA’s or Victory’s relationship with the Trust); (6) the anticipated effect of growth in size on the Portfolio’s performance and expenses; (7) fees paid by any comparable accounts; (8) Victory’s owners and ownership structure and (8) possible conflicts of interest. Each Trustee placed varying degrees of importance on various pieces of information that were provided to them. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the Portfolio.

Nature, extent and quality of services. With respect to the services to be provided by Victory, the Board considered, among other things, information provided to the Board by Victory. The Board considered Victory’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed Victory’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of Victory’s investment and compliance personnel who would be providing services to the Portfolio. The Board also considered Victory’s compliance program and any disciplinary history. The Board also took into account Victory’s risk assessment and monitoring process. The Board noted Victory’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff would conduct regular, periodic compliance reviews with Victory and present reports to the Independent Trustees regarding the same, which would include evaluating the regulatory compliance system of Victory and procedures reasonably designed by Victory to help assure compliance with the federal securities laws, including best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of Victory. Based on the information provided to the Board and its discussions with the CCO, the Board approved the Rule 38a-1 compliance policies and procedures as they relate to the Portfolio.

The Board considered Victory’s investment process and philosophy. The Board took into account that Victory’s responsibilities would include the development and maintenance of an investment program for the Portfolio which would be consistent with the Portfolio’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed Victory’s brokerage policies and practices.

Performance. The Board took into account the investment strategy of the proposed Portfolio, and noted comparable performance information for the Sycamore Mid Cap Value Equity strategy. The Board also considered how the Portfolio is designed to perform under a variety of market conditions.

Fees and Expenses. The Board gave consideration to the proposed sub-advisory fees payable under the New Subadvisory Agreement. In addition, the Independent Trustees, with the assistance of JDL, also examined the proposed fees to be paid to Victory in light of fees paid to the prior sub-adviser and the method of computing the Portfolio’s proposed fee.

The Board noted that the sub-advisory fee for the Portfolio would be paid by BIA, not the Portfolio, out of the advisory fee, and that, in the case of Victory, which is unaffiliated with BIA, BIA negotiates the fee at arm’s length. In addition, the Board considered that BIA had negotiated reductions to the Portfolio’s sub-advisory fee schedule as a result of the change of the sub-adviser and that BIA agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee. The Board further considered the amount of the sub-advisory fee to be paid out by BIA and the amount of the management fees that it would retain in light of the services performed by Victory and BIA, respectively.

Profitability. Each year, in connection with the Board’s review of the advisory agreement with BIA, the Board considered the costs of the services provided and the profits realized by BIA from its relationship with the Portfolio. The Board acknowledged the arms-length nature of the relationship between BIA and Victory with respect to the negotiation of the subadvisory fee rate on behalf of the Portfolio, and that BIA, and not the Portfolio, was responsible for paying the fee under the New Subadvisory Agreement. As such, the Board did not consider the anticipated profitability to Victory from its subadvisory services to the Portfolio.

Economies of scale. The Board also considered the probable effect of the Portfolio’s growth in size on its performance and fees. The Board noted that the sub-advisory fee contains breakpoints that reduce the sub-advisory fee rate above specified asset levels. The Board also considered the fact that the Portfolio’s advisory fee levels decline as portfolio assets increase. The Board also generally noted that if the Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. The Board noted management’s discussion of the Portfolio’s advisory fee structure, including that it contained breakpoints that reduce the fee rate above specified asset levels.

Other factors. The Board considered other benefits that may be realized by Victory and its affiliates from their relationship with the Trust, including the opportunity to provide subadvisory services to additional portfolios of the Trust and reputational benefits.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and Victory’s affiliations and the services that are provided to the Trust, and the manner in which such conflicts were mitigated.

IV.	The Subadviser

Victory Capital Management Inc. (“Victory”), located at 4900 Tiedeman Road, Brooklyn, Ohio 44144, is the subadviser to the Portfolio. Victory is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. Sycamore Capital is the investment franchise responsible for providing portfolio management services to the Portfolio. Victory is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”). As of December 31, 2017, VCH owned 100% of the outstanding voting securities of Victory, and Crestview Partners II, L.P., located at 667 Madison Avenue, 10th Floor, New York, NY 10065, and its affiliated funds (“Crestview”) owned more than 25% of the outstanding voting securities of VCH. On February 7, 2018, VCH commenced an initial public offering (“IPO”) of a newly designated class of shares of common stock, which are currently listed on the NASDAQ Global Select Market. Subsequent to the IPO, Crestview continues to hold a controlling interest in VCH. As of October 31, 2017, Victory managed or advised assets totaling approximately $59.6 billion for individual and institutional clients.

Gary H. Miller, Jeffrey M. Graff, Gregory M. Conners, James M. Albers and Michael F. Rodarte, are co-portfolio managers of the Portfolio and are jointly and primarily responsible for the day-to-day management of the Portfolio.

Following is a list of the directors and principal executive officers of Victory and their principal occupations. The address of each person listed with respect to their position with Victory, unless noted otherwise, is: c/o Victory Capital Management Inc., 4900 Tiedeman Road, Brooklyn, Ohio 44144.

Name	Principal Occupation at Victory
David C. Brown	Chairman, Chief Executive Officer and Director
Kelly S. Cliff	President—Investment Franchises and Director
Michael D. Policarpo	Chief Operating Officer and Director
Terence F. Sullivan, Jr.	Chief Financial Officer, Treasurer and Director
Nina Gupta	Chief Legal Officer, Secretary and Director

Victory acts as investment adviser or subadviser to the following mutual funds that have investment objectives similar to those of the Portfolio:

AS OF DECEMBER 31, 2017
Name of Comparable Fund	Annual Fee Schedule (as a % of average daily net assets)	Account Type	Assets under Management
Sycamore Mid Cap Value Standard Institutional Fee Schedule	0.750% on the first $25 million 0.700% on the next $25 million 0.650% on the next $50 million 0.600% on assets over $100 million	Composite	$12,906.9 million

Victory Sycamore Established Value Fund	0.46%	Investment Advisor - Registered Mutual Fund	$10,860.9 million

Sub-Advised Client A	0.40% on the first $200 million 0.35% on the next $250 million 0.30% on the next $250 million 0.25% on assets over $700 million	Investment Sub-Advisor - Registered Mutual Fund	$342.9 million

Sub-Advised Client B	This client has obtained an exemptive order which allows the funds not to disclose sub-advisory fees.	Investment Sub-Advisor - Registered Mutual Fund	$695.8 million

Sub-Advised Client C	0.32% on the first $400 million 0.31% on the next $400 million 0.30% on assets over $800 million	Investment Sub-Advisor - Registered Mutual Fund	$586.3 million

V.	Changes in the Portfolio’s Investment Style and Changes in the Portfolio’s Risks

Under Victory’s management, the investment objective of the Portfolio has not changed and remains “high total return by investing in equity securities of mid-sized companies.” However, there are changes to the Portfolio’s principal investment strategies and principal risks under Victory’s management. Please see the supplement dated December 5, 2017 to the Portfolio’s prospectus dated May 1, 2017, attached as Exhibit 1 to this Information Statement for more information.

VI.	Portfolio Transactions

Subject to the supervision of BIA and the Trustees of the Trust, Victory is responsible for decisions to buy and sell securities for the Portfolio’s account and for the placement of its portfolio business with broker-dealers and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange. Certain equity securities are traded in the over-the-counter market. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. This does not mean that the lowest available brokerage commission will be paid. Although from time to time the Portfolio might pay a commission on a transaction involving a fixed-income security, transactions involving fixed-income securities are typically conducted directly with a dealer or other counterparty (principal transaction), and no commission is paid.

Generally, Victory only places Portfolio transactions with a broker that it believes is financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates or prices which, when combined with the quality of the foregoing services, will produce best execution for the transaction. In negotiating commission rates, Victory will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such information. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

When more than one broker satisfies Victory’s criteria for placing a particular order, Victory may place the order with a broker that provides brokerage and research services. Victory may cause the Portfolio to pay a broker that provides brokerage and research services an amount of commission for effecting a securities transaction for the Portfolio in excess of the amount another broker would have charged for effecting the same portfolio transaction. Victory must determine in good faith that such higher commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker viewed in terms of that particular transaction or Victory’s overall responsibilities to the Portfolio and its other clients. Victory’s authority to cause the Portfolio to pay a higher commission is subject to the brokerage policies the Board of Trustees of the Trust may adopt from time to time.

The Board has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct BIA to cause Victory to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the Management Agreement (“Directed Brokerage”). The Trustees will review the levels of Directed Brokerage for the Portfolio on a quarterly basis.

For the year ended December 31, 2017, the Portfolio paid $1,101,084 in brokerage commissions. The Portfolio paid brokerage commissions of $14,267 to Invesco Capital Markets, Inc., an affiliate of Invesco, during the year ended December 31, 2017.

VII.	Portfolio’s Ownership Information

As of the Record Date, the total number of Class A, Class B and Class E shares of the Portfolio outstanding were 14,877,553.08, 38,053,935.98, and 1,469,878.44, respectively.

Metropolitan Life Insurance Company, New England Life Insurance Company, Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY, Metropolitan Tower Life Insurance Company and General American Life Insurance Company and their respective affiliates (individually an “Insurance Company” and collectively the “Insurance Companies”) are the record owners, through their separate accounts, of all of the Portfolio’s shares.

As of the Record Date, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the shares of beneficial interest of the Portfolio. To the Trust’s knowledge, no person, as of the Record Date, was entitled to give voting instructions to an Insurance Company with respect to 5% or more of the Portfolio’s shares.

VIII.	Shareholders Sharing the Same Address

As permitted by law, only one copy of this Information Statement may be delivered to Contract Owners residing at the same address, unless such Contract Owners have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy of this Information Statement, please contact the Trust by writing to the Trust at One Financial Center, Boston, Massachusetts 02111, or by calling 1-800-638-7732. The Trust will then promptly deliver, upon request, a separate copy of this Information Statement to any Contract Owner residing at an address to which only one copy was mailed. Contract Owners wishing to receive separate copies of the Trust’s shareholder reports and other materials in the future, and Contract Owners sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Exhibit 1

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED DECEMBER 5, 2017

TO THE

PROSPECTUS DATED MAY 1, 2017

INVESCO MID CAP VALUE PORTFOLIO

The Board of Trustees of Brighthouse Funds Trust I (the “Trust”) has approved a change of subadviser for the Invesco Mid Cap Value Portfolio (the “Portfolio”) from Invesco Advisors, Inc. (“Invesco”) to Victory Capital Management Inc. (“Victory”) to be effective on or about December 15, 2017, pursuant to a new subadvisory agreement between the Trust’s investment adviser, Brighthouse Investment Advisers, LLC, and Victory. Effective on or about December 15, 2017, the name of the Portfolio will change to Victory Sycamore Mid Cap Value Portfolio, and, unless noted otherwise below, all references to the former name of the Portfolio contained in the Prospectus will change to the Portfolio’s new name and references to Invesco as the Portfolio’s subadviser contained in the Prospectus will change to Victory. The Insurance Companies (as defined in the Prospectus) may temporarily continue to refer to Invesco as the Portfolio’s subadviser and to the Portfolio by its original name in their forms and communications until such documents can be revised.

In connection with the changes described above, the following changes to the Portfolio’s Prospectus are effective on or about December 15, 2017:

In the Portfolio Summary, the information in the section entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Victory Capital Management Inc. (“Victory” or “Subadviser”), subadviser to the Portfolio, pursues the Portfolio’s investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of companies with market capitalizations, at the time of purchase, within the range of companies comprising the Russell MidCap Index. The Portfolio may invest a portion of its assets in equity securities of foreign companies traded in the U.S., including American Depositary Receipts and Global Depositary Receipts (ADRs and GDRs).

As of December 31, 2016, the Russell MidCap Index included companies with approximate market capitalizations between $203 million and $57.5 billion. The market conditions of companies in the index change with market conditions and the composition of the index.

The Subadviser invests in companies that it believes to be of high quality based on criteria such as market share position, profitability, balance sheet strength,

competitive advantages, management competence and the ability to generate excess cash flow. The Subadviser uses a bottom-up investment process in conducting fundamental analysis to identify companies that have sustainable returns, a stock price trading below the Subadviser’s assessment of intrinsic value and prospects for an inflection in business fundamentals that will enable the stock price to be revalued higher. The Subadviser may sell a security if it believes the stock has reached its fair value estimate, if a more attractive opportunity is identified, if the fundamentals of the company deteriorate, when the Portfolio must meet redemptions or for other reasons.

In the Portfolio Summary, in the section entitled “Principal Risks,” information related to “Real Estate Investment Risk” and “Derivatives Risk” are deleted in their entirety.

In the Portfolio Summary, the following disclosure is added at the end of the first paragraph of the section entitled “Past Performance”:

Effective December 15, 2017, Victory became the subadviser to the Portfolio. Investment performance prior to that date is attributable to the former investment subadviser to the Portfolio, using principal investment strategies that differed from those discussed above.

In the Portfolio Summary, the disclosure regarding the Portfolio’s subadviser and portfolio managers in the section entitled “Management” is deleted in its entirety and replaced with the following:

Subadviser. Victory Capital Management Inc., is the subadviser to the Portfolio.

Portfolio Managers. Gary H. Miller, Jeffrey M. Graff, Gregory M. Conners, James M. Albers and Michael F. Rodarte are co-portfolio managers of the Portfolio and have been jointly and primarily responsible for the day-to-day management of the Portfolio since December 2017.

In the section “Principal Risks of Investing in the Portfolio,” information related to “Real Estate Investment Risk” and “Derivatives Risk” are deleted in their entirety.

In the section entitled “Additional Information About Management,” the subsection “Voluntary Fee Waiver” is deleted in its entirety and replaced with the following:

Voluntary Fee Waiver

Effective December 15, 2017, BIA has voluntarily agreed to waive a portion of its investment advisory fee to reflect a portion of the savings from the difference between the subadvisory fee payable by BIA to Victory and the subadvisory fee previously payable by BIA to the former investment subadviser to the Portfolio. This voluntary advisory fee waiver may be terminated by BIA at any time.

In the subsection entitled “Additional Information About Management—The Subadviser,” the third, fourth, fifth, sixth, seventh and eighth paragraphs are deleted in their entirety and replaced with the following:

BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2016, BIA paid to the Portfolio’s former subadviser an investment subadvisory fee of 0.38% of the Portfolio’s average daily net assets.

Victory Capital Management Inc., located at 4900 Tiedeman Road, Brooklyn, Ohio 44144, is the Subadviser to the Portfolio. The Subadviser is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. Sycamore Capital is the investment franchise responsible for providing portfolio management services to the Portfolio. As of October 31, 2017, the Subadviser managed or advised assets totaling approximately $59.6 billion for individual and institutional clients.

Gary H. Miller is the Lead Portfolio Manager and Gregory M. Conners, Jeffrey M. Graff, James M. Albers and Michael F. Rodarte are Co-Portfolio Managers of the Portfolio. Together, they are responsible for the day-to-day management of the Portfolio.

Mr. Miller is the Chief Investment Officer of Sycamore Capital and has been associated with the Subadviser or an affiliate since 1987.

Mr. Conners is a Portfolio Manager of Sycamore Capital and has been associated with the Subadviser or an affiliate since March 1999.

Mr. Graff is a Portfolio Manager of Sycamore Capital and has been associated with the Subadviser or an affiliate since 2001. Mr. Graff is a CFA Charterholder.

Mr. Albers is a Portfolio Manager of Sycamore Capital and has been associated with the Subadviser or an affiliate since 2009. Mr. Albers is a CFA Charterholder.

Mr. Rodarte is a Portfolio Manager of Sycamore Capital and has been associated with the Subadviser or an affiliate since 2006. Mr. Rodarte is a CFA Charterholder.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE

Exhibit 2

Investment Subadvisory Agreement

AGREEMENT made as of this 15th day of December, 2017, by and between Victory Capital Management Inc., a New York corporation (the “Subadviser”), and Brighthouse Investment Advisers, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Adviser serves as investment manager of Brighthouse Funds Trust I (the “Trust”), a Delaware statutory trust which has filed a registration statement (the “Registration Statement”) under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities Act of 1933, as amended (the “1933 Act”) pursuant to a management agreement dated August 4, 2017, as amended from time to time (the “Management Agreement”); and

WHEREAS, the Trust is comprised of several separate investment portfolios, one of which is the Victory Sycamore Mid Cap Value Portfolio (the “Portfolio”); and

WHEREAS, the Adviser desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser to assist the Adviser in performing investment advisory services for the portion of the Portfolio’s assets allocated to the Subadviser, as determined from time to time by the Adviser, and the Subadviser is willing to render such services; and

WHEREAS, the Subadviser is registered with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Adviser.

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1.    Employment of the Subadviser. The Adviser hereby employs the Subadviser, subject to the supervision of the Adviser to manage the investment and reinvestment of the assets of the Portfolio, subject to the control and direction of the Board of Trustees, for the period and on the terms hereinafter set forth. The Subadviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Subadviser acknowledges that such appointment as investment subadviser to the Trust may be limited to those Portfolio assets allocated to the Subadviser by the Adviser, which may be changed from time to time at the sole discretion of the Adviser. References to “the Portfolio” in this Agreement shall refer to those Trust assets allocated to the Subadviser by the Adviser. The Subadviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Adviser, the Portfolio or the Trust in any way. The Subadviser may execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio and in such instances shall do so only for this limited purpose as Adviser’s and the Trust’s agent and attorney-in-fact. Subadviser shall negotiate all futures agreements, options agreements, ISDA Master Agreements, Credit Support Annexes, and other contracts and agreements related to derivatives transactions and holdings in the Portfolio (“Derivatives Related Agreements”).

Copies of the Trust’s Registration Statement, Articles of Incorporation or Declaration of Trust, as applicable, and Bylaws (the Trust’s Articles of Incorporation or Declaration of Trust, as applicable, and Bylaws are collectively referred to herein as the “Charter Documents”), each as currently in effect, have been or will be delivered to the Subadviser. The Adviser agrees, on an ongoing basis, to notify the Subadviser of each change in the fundamental and non-fundamental investment policies and restrictions of the Portfolio as promptly as practicable and to provide to the Subadviser as promptly as practicable copies of all amendments and supplements to the Registration Statement and amendments to the Charter Documents. The Adviser will promptly provide the Subadviser with any procedures applicable to the Subadviser adopted from time to time by the Trust’s Board of Trustees and agrees to promptly provide the Subadviser copies of all amendments thereto. The Subadviser shall not be responsible for complying with any change in the fundamental and non-fundamental investment policies and restrictions or any new or amended procedures until such changes or new procedures have been communicated to it.

The Adviser shall timely furnish the Subadviser with such additional information as may be reasonably requested by the Subadviser to perform its responsibilities pursuant to this Agreement. The Adviser shall reasonably cooperate with the Subadviser in setting up and maintaining brokerage accounts, futures accounts, and other accounts the Subadviser deems advisable to allow for the purchase or sale of various forms of securities and other financial instruments pursuant to this Agreement.

The Adviser shall notify the Subadviser as soon as reasonably practicable if the Portfolio is out of compliance with Subchapter M or Section 817(h) of the Internal Revenue Code (the “Code”).

2.    Obligations of and Services to be Provided by the Subadviser. The Subadviser undertakes to provide the following services to the Portfolio and to assume the following obligations:

a.	The Subadviser shall manage the investment and reinvestment of the portfolio assets of the Portfolio, all without prior consultation with the Adviser, subject to and in accordance with:

i.	the investment objective, policies and restrictions of the Portfolio set forth in the Trust’s Registration Statement and the Charter Documents, as such Registration Statement and Charter Documents may be amended from time to time;

ii.	the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapter M and Section 817(h) of the Code including but not limited to, the diversification requirements of Section 817(h) of the Code and the regulations thereunder;

iii.	any written instructions, policies and guidelines which the Adviser or the Trust’s Board of Trustees may issue from time-to-time, all as from time to time in effect; and

iv.	with all applicable provisions of law, including without limitation all applicable provisions of the 1940 Act, the rules and regulations thereunder and the interpretive opinions thereof of the staff of the SEC (“SEC Positions”).

b.	In furtherance thereof and subject to the foregoing, the Subadviser shall make all determinations with respect to the purchase and sale of portfolio securities and other financial instruments and shall take such action necessary to implement the same.

c.	The Subadviser shall render such reports to the Trust’s Board of Trustees, the Adviser and the Adviser’s Administrator as they may reasonably request from time to time concerning the investment activities of the Portfolio, including without limitation all material as reasonably may be requested by the Trustees of the Trust pursuant to Section 15(c) of the 1940 Act, and agrees to review the Portfolio and discuss the management of the Portfolio with representatives or agents of the Trust’s Board of Trustees, the Adviser and the Administrator at their reasonable request.

d.	Unless the Adviser gives the Subadviser written instructions to the contrary, the Subadviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Portfolio’s shareholders, timely direct the Portfolio’s custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Portfolio.

e.

Absent instructions from the Adviser to the contrary and to the extent provided in the Trust’s Registration Statement, as such Registration Statement may be amended from time to time, the Subadviser shall, in the name of the Portfolio, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select, including affiliates of the Subadviser provided such orders comply with Rule 17e-1 (or any successor or other relevant regulations) under the 1940 Act.

f.	To the extent consistent with applicable law and then current SEC Positions and absent instructions from the Adviser to the contrary, purchase or sell orders for the Portfolio may be aggregated with contemporaneous purchase or sell orders of other clients of the Subadviser. In the selection of brokers or dealers or other execution agents and the placing of orders for the purchase and sale of portfolio investments for the Portfolio, the Subadviser shall seek to obtain for the Portfolio the best execution available. In using its best efforts to obtain for the Portfolio the best execution available, the Subadviser, bearing in mind the Portfolio’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, breadth of the market in the security; price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience, execution capability, and financial stability of the broker or dealer involved; and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Board of Trustees and Adviser may determine and applicable law, including any relevant SEC Positions, the Subadviser may cause the Portfolio to pay a broker or dealer that provides brokerage and research services to the Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to the Portfolio and to other clients of the Subadviser as to which the Subadviser exercises investment discretion.

g.	Subject to seeking the most favorable price and execution, the Board of Trustees or the Adviser may direct the Subadviser in writing to effect transactions in portfolio securities and other financial instruments through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment. To the extent the Subadviser is directed to use only the specified brokers for the Portfolio, the Trust may pay higher commissions or other transaction costs or greater spreads, or receive less favorable net prices, on transactions for the Portfolio than would otherwise be the case if the Subadviser used other or multiple brokers.

h.	In connection with the placement of orders for the execution of the portfolio transactions of the Portfolio, the Subadviser shall create and maintain all necessary records pertaining to the purchase and sale of securities and other financial instruments by the Subadviser on behalf of the Portfolio in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the SEC, the Trust, the Adviser or any person retained by the Trust at all reasonable times. The Subadviser will furnish copies of such records to the Adviser or the Trust within a reasonable time after receipt of a request from either the Adviser or the Trust. Where applicable, such records shall be maintained by the Subadviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

i.	In accordance with Rule 206(4)-7 under the Advisers Act, the Subadviser has adopted and implemented written policies and procedures reasonably designed to prevent violation of the Advisers Act and any rules thereunder by the Subadviser and its supervised persons. Further, the Subadviser reviews and shall continue to review, at least annually, its written policies and procedures and the effectiveness of their implementation and shall designate an individual (who is a supervised person) who is responsible for administering such policies and procedures.

j.	The Subadviser shall:

i.	Comply with the Trust’s written compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act;

ii.	Promptly provide to the Adviser copies of its annual compliance review report, as well as copies of such items as third-party compliance audits (or summaries of the process and findings thereof);

iii.	Notify the Adviser promptly of any contact from the SEC or other regulators or a Self-Regulatory Organization (“SRO”) (such as an examination, inquiry, investigation, institution of a proceeding, etc.) relating directly or indirectly to the Portfolio or that would have a material impact on the Subadviser; and

iv.	Notify the Adviser promptly of any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) relating directly or indirectly to the Portfolio, the Trust, the Adviser or the Subadviser of which it is aware and actions taken in response to issues or items raised by the SEC, an SRO or other regulators.

k.	The Subadviser shall (1) maintain procedures regarding the use of derivatives, and (2) provide such certifications and reports regarding the use of derivatives, including with respect to asset segregation, as may be reasonably requested by the Trust or the Adviser.

l.	The Subadviser shall bear its expenses of providing services pursuant to this Agreement, but shall not be obligated to pay any expenses of the Adviser, the Trust, or the Portfolio, including without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other financial instruments for the Portfolio; and (c) custodian fees and expenses.

m.	The Subadviser shall, as part of a complete portfolio compliance testing program, perform quarterly diversification testing of the Portfolio under Section 817(h) of the Code. The Subadviser shall provide timely notice each calendar quarter that such diversification was satisfied or if not satisfied, that corrections were made within 30 days of the end of the calendar quarter.

n.	The Subadviser shall be responsible for the preparation and filing of Schedules 13D and 13G and Forms 13F (as well as other filings triggered by ownership in securities and other investments under other applicable laws, rules and regulations) on behalf of the Portfolio.

o.	The Subadviser shall provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio as necessary, and, upon reasonable request of Adviser, use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Subadviser for each security or other investment/asset in the Portfolio for which market prices are not readily available or not reliable.

p.

The Subadviser will notify the Trust and the Adviser of (i) any assignment of this Agreement or change of control of the Subadviser, as applicable, and (ii) any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Subadviser, in each case prior to or promptly after, such change. The Subadviser agrees to bear all reasonable expenses of the Trust, if any, arising out of any assignment by, or change in control of the Subadviser and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Subadviser, or disclosure changes requested by the Subadviser that affect the investment objective, principal investment strategies, principal investment risks and portfolio management sections of the Registration Statement. In the case of an assignment of this Agreement or a change in control, such expenses are agreed to include reimbursement of reasonable costs associated with preparing, printing and mailing information statements to existing shareholders of the Portfolio. In the case of changes in key personnel, such expenses are agreed to include reimbursement of reasonable costs associated with preparing, printing and mailing any supplements to the prospectus to existing shareholders of the Portfolio if such changes involve personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Subadviser identified in the prospectus or Statement of Additional Information.

q.	The Subadviser may, but is not obligated to, combine or “batch” orders for client portfolios to obtain best execution, to negotiate more favorable commission rates or to allocate equitably among the Subadviser’s clients differences in prices and commissions or other transaction costs that might have been obtained had such orders been placed independently. Under this procedure, transactions will be averaged as to price and transaction costs and typically will be allocated among the Subadviser’s clients in proportion to the purchase and sale orders placed for each client account on any given day. If the Subadviser cannot obtain execution on all the combined orders at prices or for transaction costs that the Subadviser believes are desirable, the Subadviser will allocate the securities the Subadviser does buy or sell as part of the combined orders by following the Subadviser’s order allocation procedures.

r.	In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Trust or to any other investment company or investment company series for which the Adviser serves as investment adviser concerning transactions of the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

3.    Compensation of the Subadviser. In consideration of services rendered pursuant to this Agreement, the Adviser will pay the Subadviser a fee at the annual rate set forth in Schedule A hereto. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Adviser is paid by the Portfolio pursuant to the Management Agreement. If the Subadviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Subadviser, the value of the Portfolio’s net assets allocated to the Subadviser by the Adviser shall be computed at the times and in the manner specified in the Trust’s Registration Statement.

4.    Activities of the Subadviser. The services of the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired and except as the Subadviser and the Adviser may otherwise agree from time to time in writing before or after the date hereof.

The Subadviser shall be subject to a written code of ethics adopted by it that conforms to the requirements of Rule 204A-1 of the Advisers Act and Rule 17j-1(b) of the 1940 Act.

5.    Use of Names. For so long as this Agreement is in effect and for no more than 30 days following termination of the Agreement, the Subadviser hereby consents to the Portfolio being named the Victory Sycamore Mid Cap Value Portfolio. The Adviser shall not use the name “Victory Capital Management Inc.,” “Sycamore Capital” and any of the other names of the Subadviser or its affiliated companies and any derivative or abbreviation thereof or logo or trade or service mark thereof, or disclose information related to the business of the Subadviser or any of its affiliates in any Registration Statement, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Subadviser; provided, however, that the Subadviser shall approve all uses of its name and that of its affiliates which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided, further, that in no event shall such approval be unreasonably withheld. The Subadviser shall not use the name of the Trust, the Adviser or any of their affiliates in any material relating to the Subadviser in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve the uses of its or the Trust’s name which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC, a state securities commission or any other regulatory body to which it is subject; and, provided, further, that in no event shall such approval be unreasonably withheld.

The Adviser recognizes that from time to time trustees, officers and employees of the Subadviser may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name “Victory Capital Management Inc.,” “Sycamore Capital” or any derivative or abbreviation thereof as part of their name, and that the Subadviser or its affiliates may enter into investment advisory, administration or other agreements with such other entities.

6.    Liability and Indemnification.

a.

Except as may otherwise be provided by the 1940 Act or any other applicable law, the Subadviser shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by the Subadviser with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Subadviser for, and the Subadviser shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act ) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Subadviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Subadviser Indemnitees (as defined below) for use therein.

b.	Except as may otherwise be provided by the 1940 Act or any other applicable law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Subadviser as a result of any error of judgment or mistake of law by the Adviser with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Subadviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Subadviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Subadviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Subadviser by an Adviser Indemnitee for use therein.

7.    Limitation of Trust’s Liability. The Subadviser acknowledges that it has received notice of and accepts the limitations upon the Trust’s liability set forth in the Trust’s Charter Documents. The Subadviser agrees that any of the Trust’s obligations shall be limited to the assets of the Portfolio and that the Subadviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trustee, officer, employee or agent of or other series of the Trust.

8.    Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of one year and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance as to the Portfolio is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Trust’s Board of Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party. This Agreement may be terminated as to the Portfolio at any time, without payment of any penalty, by the Trust’s Board of Trustees, by the Adviser, or by a vote of the majority of the outstanding voting securities of the Portfolio upon 60 days’ prior written notice to the Subadviser, or by the Subadviser upon 90 days’ prior written notice to the Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Management Agreement between the Adviser and the Trust. This Agreement shall terminate automatically and immediately in the event of its assignment, except as otherwise provided by any rule of, or action by, the SEC. The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act and the rules, regulations and interpretations thereunder. This Agreement may be amended by written instrument at any time by the Subadviser and the Adviser, subject to approval by the Trust’s Board of Trustees and, if required by applicable SEC rules, regulations, or orders, a vote of a majority of the Portfolio’s outstanding voting securities.

9.    Confidential Relationship. Any information and advice furnished by any party to this Agreement to the other party or parties shall be treated as confidential and shall be used only in connection with the services provided by Subadviser under this Agreement with respect to the Portfolio. A party receiving confidential information shall not copy, use, distribute, disclose, disseminate or communicate such information in any way or form whether or not for its own benefit, to anyone outside of or within its organization, except to employees, agents or representatives of the receiving party on a “need-to-know” basis to the extent necessary in connection with this Agreement or as required by law, rule or regulation; provided, however, that all information so disclosed shall nonetheless continue to be deemed confidential.

The Adviser and Subadviser hereby consents to the disclosure to third parties of (i) investment results and other data of the Adviser, the Subadviser or the Portfolio in connection with providing composite investment results of the Subadviser and

(ii) investments and transactions of the Adviser, the Subadviser or the Portfolio in connection with providing composite information of clients of the Subadviser.

10.    Cooperation with Regulatory Authorities. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

11.    Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12.    Custodian. The Portfolio assets shall be maintained in the custody of its custodian. Any assets added to the Portfolio shall be delivered directly to such custodian. The Subadviser shall provide timely instructions directly to the custodian, in the manner and form as required by the agreement between the Trust and the custodian in effect from time to time (including with respect to exchange offerings and other corporate actions) necessary to effect the investment and reinvestment of the Portfolio’s assets. Any assets added to the Portfolio shall be delivered directly to the custodian. The Subadviser shall provide to the Adviser a list of the persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Portfolio.

13.    Notices. All notices hereunder shall be provided in writing, by facsimile or by e-mail. Notices shall be deemed given if delivered in person or by messenger, certified mail with return receipt, or by a reputable overnight delivery service that provides evidence of receipt to the parties; upon receipt if sent by facsimile; or upon read receipt or reply if delivered by e-mail, at the following addresses:

If to Trust:	Brighthouse Funds Trust I One Financial Center Boston, Massachusetts 02111 Attn: Kristi Slavin kslavin@brighthousefinancial.com (e-mail)
If to Adviser:	Brighthouse Investment Advisers, LLC One Financial Center Boston, Massachusetts 02111 Attn: Kristi Slavin kslavin@brighthousefinancial.com (e-mail)
If to Subadviser:	Victory Capital Management Inc. 4900 Tiedeman Road Brooklyn, OH 44144 Attn: Jason Knapp Email: JKnapp@vcm.com

14.    Information. The Adviser hereby acknowledges that it and the Trustees of the Trust have been provided with a copy of Part II of the Subadviser’s Form ADV.

15.    Miscellaneous. The Trust is an intended third-party beneficiary of this Agreement. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware and the applicable provisions of the 1940 Act. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

BRIGHTHOUSE INVESTMENT ADVISERS, LLC

By:	/s/ Kristi Slavin
Kristi Slavin
President

VICTORY CAPITAL MANAGEMENT, INC.

By:	/s/ Michael D. Policarpo
Michael D. Policarpo
Chief Operating Officer

SCHEDULE A

Percentage of average daily net assets of the Portfolio assets allocated to the Subadviser by the Adviser:

0.34% on the first $200 million of assets

0.32% on the next $200 million of assets; and

0.29% on such assets over $400 million